                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
                    UNREGISTERED 13.75% SENIOR NOTES DUE 2010
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                           PF.NET COMMUNICATIONS, INC.
       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED ________, 2000

         As set forth in the Prospectus (as defined), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 13.75% Senior Notes due 2010 (the "Old Notes") of PF.Net Communications, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach United States Trust Company of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

--------------------------------------------------------------------------------
   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 2000 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                     UNITED STATES TRUST COMPANY OF NEW YORK
                                   DELIVER TO:

  BY REGISTERED OR CERTIFIED MAIL:           BY HAND DELIVERY TO 4:30 P.M.:          BY OVERNIGHT COURIER AND BY HAND
                                                                                       DELIVERY AFTER 4:30 P.M. ON
                                                                                              EXPIRATION DATE
United States Trust Company of New York  United States Trust Company of New York  United States Trust Company of New York
            P.O. Box 84                         30 Broad Street, B-Level                30 Broad Street, 14th Floor
       Bowling Green Station                    New York, NY 10004-2304                   New York, NY 10004-2304
      New York, NY 10274-0084
Reference: PF.Net Communications, Inc.   Reference: PF.Net Communications, Inc.

                                                      BY FACSIMILE:

                                              (ELIGIBLE INSTITUTIONS ONLY)

                                                    (212) 422-0183 OR
                                                      (646) 458-8104

                                         REFERENCE: PF.NET COMMUNICATIONS, INC.

                                                   FOR INFORMATION OR
                                               CONFIRMATION BY TELEPHONE:

                                                      JOHN GUILIANO
                                                     (800) 548-6565

Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated ________, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

--------------------------------------------------------------------------------
Name(s) of Registered Holder(s):
                                ------------------------------------------------
Aggregate Principal
Amount Tendered: $
                  --------------------------------------------------------------

Certificate No.(s)
(if available):
               -----------------------------------------------------------------

(Total Principal Amount Represented by
Old Notes Certificate(s)):
                          ------------------------------------------------------

$
 -------------------------------------------------------------------------------

If Old Notes will be tendered by book-entry transfer, provide the following information;

DTC Account Number:
                   -------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

*   Must be in denominations of $1,000 and any integral multiple thereof.
--------------------------------------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

    X
     ---------------------------------------------------------------------------

    X
     ---------------------------------------------------------------------------
     Signature(s) or Owner(s)                                Date
     or Authorized Signatory

    Area Code and Telephone Number:
                                   ---------------------------------------------

         Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

    Name(s):
            --------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    Capacity:
             -------------------------------------------------------------------

    Address(es):
                ----------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other identity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes to the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

--------------------------------------------------------------------------------

   --------------------------                 --------------------------
        Name of Firm                             Authorized Signature


   --------------------------                 --------------------------
           Address                                      Title


   --------------------------                 --------------------------
           Zip Code                             (Please Type or Print)

   Area Code and Telephone                    Dated:
   No.:                                             ---------------------
       ----------------------

--------------------------------------------------------------------------------

NOTE:  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.